                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned officers and directors of CheckFree Corporation, a Delaware corporation (the "Company") hereby appoints Peter J. Kight, David E. Mangum, and Curtis A. Loveland as his true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, an additional 1,000,000 shares of Common Stock, $.01 par value, of the Company to be sold and distributed by the Company pursuant to the CheckFree Corporation 401(k) Plan (the "Plan"), and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents this 2nd day of December, 2002.

           Signature                                                   Title
           ---------                                                   -----
          /s/ Peter J. Kight                             Chairman of the Board of Directors
--------------------------------------                   and Chief Executive Officer
              Peter J. Kight                             (Principal Executive Officer)


          /s/ David E. Mangum                            Executive Vice President and Chief
--------------------------------------                   Financial Officer
              David E. Mangum                            (Principal Financial Officer)


         /s/ Joseph P. McDonnell                         Vice President, Controller, and Chief Accounting
--------------------------------------                   Officer (Principal Accounting Officer)
             Joseph P. McDonnell


          /s/ William P. Boardman                        Director
--------------------------------------
              William P. Boardman

          /s/ James D. Dixon                             Director
--------------------------------------
              James D. Dixon

                                                         Director
--------------------------------------
              Henry C. Duques

          /s/ Mark A. Johnson                            Director
--------------------------------------
              Mark A. Johnson

          /s/ Lewis C. Levin                             Director
--------------------------------------
              Lewis C. Levin

          /s/ Eugene F. Quinn                            Director
--------------------------------------
              Eugene F. Quinn


          /s/ Jeffrey M. Wilkins                         Director
--------------------------------------
              Jeffrey M. Wilkins